UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date  of  report  (Date  of  earliest  event  reported)  DECEMBER  29,  2004
                                                          ----------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

               001-16413                             58-2554464
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       (Commission File Number)           (IRS Employer Identification No.)

  807 DORSEY STREET, GAINESVILLE, GEORGIA              30501
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.     Unregistered Sales of Equity Securities.

     Between December 29, 2004 and December 31, 2004, we entered into subscription agreements with 12 investors, whereby we agreed to issue a total of 58,399 shares of our common stock at $6.00 per share for total aggregate proceeds of $350,394. There were no brokerage or underwriting commissions paid in the private placement. The common stock is sold under the exemption from registration provided by Section 4(2) of the Securities Act of 1933 because they were transactions by an issuer that did not involve a public offering.

     NBOG intends to offer shares of its common stock at $6.00 per share in a rights offering to its existing shareholders during the first half of 2005 in order to raise equity capital to meet capital ratio requirements established by its regulators.

     This information is provided under Rule 135 of the Securities Act of 1933 and is not an offer to sell nor soliciting an offer to buy these securities.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated: January 4, 2005
                                        By: /s/ W. Bryan Hendrix
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                                        Name: W. Bryan Hendrix
                                              ---------------------------
                                        Title: Chief Financial Officer
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